UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California		94949
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 30, 2012, BioMarin Pharmaceutical Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Rights Agreement, dated as of February 27, 2009, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), as Rights Agent (the “Rights Agreement”). The Amendment accelerated the final expiration date of the Company’s preferred share purchase rights under the Rights Agreement (the “Rights”) from September 23, 2012 to May 30, 2012. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Amendment described in Item 1.01 above, the Company’s outstanding Rights expired at 3:59 p.m. (Eastern Time) on May 30, 2012. As a result, each outstanding share of the Company’s common stock, par value $0.001 per share (“Common Stock”), is no longer accompanied by a Right. The holders of Common Stock were not entitled to any payment as a result of the expiration of the Rights Agreement and the Rights issued thereunder.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the expiration of the Rights Agreement, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware on May 30, 2012, effective at 3:59 p.m. (Eastern Time) on May 30, 2012, to eliminate all references in the Company’s Amended and Restated Certificate of Incorporation to the Series B Junior Participating Preferred Stock. The Certificate of Elimination eliminated the previous designation of 750,000 shares of Series B Junior Participating Preferred Stock and caused such shares of Series B Junior Participating Preferred Stock to resume their status as undesignated shares of preferred stock of the Company. The foregoing description of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Elimination of Series B Junior Participating Preferred Stock of BioMarin Pharmaceutical Inc. dated May 30, 2012.

4.1	Amendment No. 1 to Amended and Restated Rights Agreement, dated as of May 30, 2012, between BioMarin Pharmaceutical Inc. and Computershare Shareowner Services LLC (formerly Mellon Investor Services LLC), previously filed with the Securities and Exchange Commission on May 30, 2012 as Exhibit 4.2 to BioMarin Pharmaceutical Inc.’s Amendment No. 2 to Registration Statement on Form 8-A/A, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: May 30, 2012	By:	/s/ G. Eric Davis
Name: G. Eric Davis Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

3.1	Certificate of Elimination of Series B Junior Participating Preferred Stock of BioMarin Pharmaceutical Inc. dated May 30, 2012.

4.1	Amendment No. 1 to Amended and Restated Rights Agreement, dated as of May 30, 2012, between BioMarin Pharmaceutical Inc. and Computershare Shareowner Services LLC (formerly Mellon Investor Services LLC), previously filed with the Securities and Exchange Commission on May 30, 2012 as Exhibit 4.2 to BioMarin Pharmaceutical Inc.’s Amendment No. 2 to Registration Statement on Form 8-A/A, which is incorporated herein by reference.